UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2025

ETHZilla Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ETHZ	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ETHZW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Item 5.03 of this Current Report on Form 8-K are incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 5.07 of this Current Report on Form 8-K are incorporated into this Item 5.02 by reference.

On October 7, 2025, at the Special Meeting (the “Special Meeting”) of the stockholders of the ETHZilla Corporation (the “Company”, “we” and “us”), the stockholders of the Company approved:

1.	The adoption of the ETHZilla Corporation 2025 Omnibus Incentive Plan (the “Omnibus Plan”);

2.	The adoption of the ETHZilla Corporation 2025 Supplemental Option Incentive Plan (the “2025 Supplemental Plan”); and

3.	The adoption of the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan (the “Second 2025 Supplemental Plan”, and collectively with the 2025 Supplemental Plan and Omnibus Plan, the “Plans”),

in accordance with the voting results set forth below under Item 5.07.

The material terms of the Omnibus Plan, 2025 Supplemental Plan, and the Second 2025 Supplemental Plan, were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (SEC) on September 5, 2025, under “Proposal 2 Adoption of the ETHZilla Corporation 2025 Omnibus Incentive Plan”, “Proposal 3 Approval of the ETHZilla Corporation 2025 Supplemental Option Incentive Plan”, and “Proposal 4 Approval of the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan”, respectively.

ETHZilla Corporation 2025 Omnibus Incentive Plan

On August 26, 2025, the Board of Directors of the Company (the “Board”), with the recommendation of the Compensation Committee of the Board, adopted the Omnibus Plan, subject to stockholder approval at the Special Meeting.

The Company’s 2022 Omnibus Incentive Plan, as amended and restated (the “Prior Plan”), was originally adopted by the Board on April 26, 2022. As a result of the approval by the stockholders of the Omnibus Plan, no further shares will be granted as awards under the Prior Plan, the remaining shares reserved under the Prior Plan will be cancelled and the annual “evergreen” increases under the Prior Plan will stop.

The Omnibus Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the Omnibus Plan, to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the Omnibus Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (the “Code”). Nonqualified (non-statutory stock options) granted under the Omnibus Plan are not intended to qualify as incentive stock options under the Code.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, upon approval of the Omnibus Plan, the aggregate number of shares of common stock which may be issued pursuant to awards under the Omnibus Plan shall initially equal 50,000,000 shares, and will automatically increase on April 1st of each year for a period of ten years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to ten percent (10%) of the total shares of Company common stock outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. No more than 5 billion shares may be awarded under the plan upon exercise of incentive stock options.

Awards under the Omnibus Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

2025 Supplemental Option Incentive Plan

On July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the 2025 Supplemental Plan. The 2025 Supplemental Plan was adopted, in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

The 2025 Supplemental Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the 2025 Supplemental Plan, to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the 2025 Supplemental Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2025 Supplemental Plan are not intended to qualify as incentive stock options under the Code.

A total of 9,197,614 shares of common stock were reserved for awards under the 2025 Supplemental Plan, which awards have been fully granted to date.

2025 Second Supplemental Option Incentive Plan

On August 8, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the 2025 Second Supplemental Option Incentive Plan. The 2025 Second Supplemental Plan was adopted, in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

A total of 1,814,221 shares of common stock were reserved for awards under the Second 2025 Supplemental Plan, which awards have been fully granted to date.

* * * * *

The above description of the Omnibus Plan, 2025 Supplemental Plan, and Second 2025 Supplemental Plan do not purport to be complete, and are qualified in their entirety by reference to the full text of the Omnibus Plan, 2025 Supplemental Plan, and Second 2025 Supplemental Plan which are filed herein or incorporated by reference herein, as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated by reference into this Item 5.02 in their entirety by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Increase in Authorized Shares

As discussed in greater detail in Item 5.07 and “Proposal 6 Approval of an Amendment to Our Second Amended and Restated Certificate of Incorporation to Increase the Company’s Authorized Number of Shares of Common Stock From One Billion (1,000,000,000) to Five Billion (5,000,000,000)” of the Proxy Statement, on October 7, 2025, at the Special Meeting, the stockholders of the Company approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, to increase the Company’s authorized number of shares of common stock, par value $0.0001 per share from one billion (1,000,000,000) shares to five billion (5,000,000,000) shares.

On October 8, 2025, we filed a Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to increase the Company’s authorized number of shares of common stock, par value $0.0001 per share from one billion (1,000,000,000) shares to five billion (5,000,000,000) shares, which became effective when filed on October 8, 2025.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, stockholders representing 58,122,938 shares of the Company’s capital stock entitled to vote at the Special Meeting were present in person or by proxy representing 35.34% of the voting shares issued and outstanding on the record date of August 20, 2025, and constituting a quorum to conduct business at the Special Meeting. The following sets forth the matters that were voted upon by the Company’s stockholders at the Special Meeting and the voting results for such matters. These matters are described in more detail in the Proxy Statement.

Proposal 1

The one individual listed below was elected at the Special Meeting to serve as a Class II director of the Company, to serve a term of one year and until his respective successor has been elected and qualified, or until such director’s resignation or removal, by the following vote:

Director Nominee	For	Withheld	Broker Non-Votes
Jason New	58,035,021	87,917	—

Mr. New’s biographical information and the other information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K are described in greater detail in the Proxy Statement under “Proposal 1 Election of Directors”.

No stockholders abstained from voting on the appointment of the director of the Company as discussed above.

Proposal 2

A management proposal to approve the adoption of the ETHZilla Corporation 2025 Omnibus Incentive Plan, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
57,809,800	267,242	45,596	—

Proposal 3

A management proposal to approve the adoption of the ETHZilla Corporation 2025 Supplemental Option Incentive Plan, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
57,805,666	268,470	48,802	—

Proposal 4

A management proposal to approve the adoption of the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
57,801,394	272,860	48,684	—

Proposal 5

A management proposal to approve for purposes of complying with Section 5635(d) of the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC as described in the Proxy Statement, the issuance of shares of the Company’s common stock underlying certain senior secured convertible notes issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated August 8, 2025, between the Company and the investors named therein (the “Convertible Notes”), without giving effect to the exchange cap in such Convertible Notes in an amount that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of such Convertible Notes, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
57,968,712	135,489	18,737	—

Proposal 6

A management proposal to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock, par value $0.0001 per share from one billion (1,000,000,000) shares to five billion (5,000,000,000) shares, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
57,921,498	185,460	15,980	—

The Company plans to file the Certificate of Amendment to increase the Company’s authorized shares of common stock in the next few days and will file a Current Report on Form 8-K once filed.

Proposal 7

A management proposal to approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation to remove obsolete provisions and make certain other clarifying, technical and conforming changes, was not approved by the following vote as the affirmative vote of at least a majority of the voting power of the outstanding stock entitled to vote on such proposal was not obtained, and stockholders of the Company voted on such proposals as follows:

For	Against	Abstain	Broker Non-Votes
57,991,571	104,706	26,661	—

Proposal 8

A management proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there was not sufficient votes at the time of the Special Meeting to approve any of the proposals to be voted upon at the Special Meeting, was approved, provided that the Company determined not to adjourn the Special Meeting:

For	Against	Abstain	Broker Non-Votes
57,980,954	107,385	34,599	—

Item 7.01 Regulation FD Disclosure.

On October 8, 2025, the Company filed a press release announcing the appointment of Jason New as a member of the Board of Directors of the Company. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events

The information provided in Item 5.07 is hereby incorporated by reference.

As a result of the approval of Proposal No. 3 above, the outstanding options to purchase 9,197,614 shares of common stock with an exercise price of $2.92 per share and cashless exercise rights, are now exercisable during the term of such options.

As a result of the approval of Proposal No. 4 above, outstanding options to purchase up to 1,814,221 shares of common stock with an exercise price of $3.01 per share and cashless exercise rights, are now exercisable during the term of such options.

As a result of the approval of Proposal No. 5 above, the principal amount of Convertible Notes is convertible into 51,229,508 shares of common stock, subject to further adjustment as provided therein, based on a current conversion price of $3.05 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation for ETHZilla Corporation increasing the Company’s Authorized Number of Shares of Common Stock From One Billion (1,000,000,000) to Five Billion (5,000,000,000), as filed with the Secretary of State of Delaware on October 8, 2025
10.1*	ETHZilla Corporation 2025 Omnibus Incentive Plan
10.2	ETHZilla Corporation 2025 Supplemental Option Incentive Plan (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 30, 2025, and incorporated by reference herein)
10.3	ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan (filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 11, 2025, and incorporated by reference herein)
99.1**	Press Release of ETHZilla Corporation dated October 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHZILLA CORPORATION

Date: October 8, 2025	By:	/s/ McAndrew Rudisill
McAndrew Rudisill
Chief Executive Officer